U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                     FORM 8K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 26, 2004


                          VISTA CONTINENTAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 2-90519

      Delaware                                                  72-0510027
----------------------                                       ---------------
(State or Jurisdiction                                       (I.R.S Employer
   of Incorporation)                                       Identification No.)


                      6600 West Charleston Boulevard, #118
                               Las Vegas, NV 89146
                            Telephone: (702) 228-2077
          -------------------------------------------------------------
          (Address and telephone number of principal executive offices)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired
         -------------------------------------------

         Not applicable

(b)      Pro forma financial information
         -------------------------------

         Not applicable

(c)      Exhibits
         --------

         Exhibit Number             Description
         --------------             -----------

         99.1                       Press Release Dated August 25, 2004.



ITEM 9.  REGULATION FD DISCLOSURE

On August 25, 2004, the Company issued a press release in regards to the recent acquisition of 40% of Miranda Mining I (Guyana), Inc. The press release is hereby attached as Exhibit 99.1 to this Form 8K.

                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          VISTA CONTINENTAL CORPORATION
                          -----------------------------
                                  (Registrant)

Date: August 26, 2004

                                            /s/ Lawrence Nash
                                            -----------------------------------
                                            Dr. Lawrence Nash
                                            President & Chief Executive Officer


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